Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact:
Mel Stephens
(248) 447-1624

Investor Contact
Joel Elsesser
(248) 447- 5512

Lear Increases Share Repurchase Authorization to $1 Billion

and Increases Quarterly Cash Dividend

from $0.30 to $0.50 Per Share

SOUTHFIELD, Michigan, February 13, 2017 — Lear Corporation [NYSE: LEA], a leading global supplier of automotive seating and electrical systems, today announced that its Board of Directors has authorized an increase in the Company’s share repurchase authorization to $1 billion and extended the authorization period until December 31, 2019. In addition, the Board increased by 67% the quarterly cash dividend on the Company’s common stock from $0.30 per share to $0.50 per share. The next dividend is payable on March 23, 2017 to shareholders of record at the close of business on March 3, 2017.

“The Lear Board of Directors is committed to delivering superior returns to our shareholders,” said Henry D. G. Wallace, Lear’s Non-Executive Chairman. “The shareholder actions announced today demonstrate the confidence Lear’s Board of Directors has in the Company’s outlook. The Board believes that the Company’s balanced strategy of investing in the business and consistently returning cash to shareholders, while maintaining a strong and flexible balance sheet, will allow Lear to continue to create significant value for shareholders.”

“The Company’s strong operating performance, record financial results and record sales backlog are allowing us to significantly increase our quarterly cash dividend and continue our proven track record of returning capital to our shareholders. The investments we have made in our business have put the Company in the strongest competitive position in our history. Lear is extremely well positioned for future profitable growth and success,” said Matt Simoncini, Lear President and Chief Executive Officer.

At the end of 2016, Lear had $341 million remaining on its share repurchase authorization. Including today’s action, Lear’s total available share repurchase authorization is $1 billion.

Since the Company began its share repurchase and dividend programs in 2011, Lear has returned approximately $3.5 billion to shareholders, including the repurchase of nearly 40% of the Company’s shares outstanding. In addition, Lear’s total shareholder return over the last five years was 250%, exceeding every peer shown in the Company’s Annual Report on Form 10-K and more than 2  1⁄2 times the return for the S&P 500.

Lear may implement share repurchases under the new share repurchase authorization utilizing a variety of methods including open market purchases, accelerated share repurchase programs and structured repurchase transactions. Share repurchases are subject to the Company’s alternative uses of capital and prevailing financial, market and industry conditions.

Lear’s 2017 Annual Stockholder Meeting will be held on May 18, 2017 at 9:00 a.m. Eastern Time, at the Company’s corporate headquarters, 21557 Telegraph Road, Southfield, Michigan 48033. The record date for determining eligibility to vote at the 2017 Annual Meeting is March 23, 2017.

About Lear Corporation

Lear Corporation (NYSE: LEA) was founded in Detroit in 1917 as American Metal Products. In 2017, the Company will celebrate its 100th year anniversary. Lear is one of the world’s leading suppliers of automotive seating systems and electrical distribution systems (E-Systems). Lear serves every major automaker in the world, and Lear content can be found on more than 400 vehicle nameplates. Lear’s world-class products are designed, engineered and manufactured by a diverse team of approximately 150,000 employees located in 37 countries. Lear currently ranks #154 on the Fortune 500. Lear’s headquarters are in Southfield, Michigan. Further information about Lear is available at http://www.lear.com or follow us on Twitter @LearCorporation

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. The words “will,” “may,” “designed to,” “outlook,” “believes,” “should,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “forecasts” and similar expressions identify certain of these forward-looking statements. The Company also may provide forward-looking statements in oral statements or other written materials released to the public. All such forward-looking statements contained or incorporated in this press release or in any other public statements which address operating performance, events or developments that the Company expects or anticipates may occur in the future, including, without limitation, statements related to business opportunities, awarded sales contracts, sales backlog and ongoing commercial arrangements, or statements expressing views about future operating results, are forward-looking statements. Actual results may differ materially from any or all forward-looking statements made by the Company. Important factors, risks and uncertainties that may cause actual results to differ materially from anticipated results include, but are not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates; currency controls and the ability to economically hedge currencies; the financial condition and restructuring actions of the Company’s customers and suppliers; changes in actual industry vehicle production levels from the Company’s current estimates; fluctuations in the production of vehicles or the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier; disruptions in the relationships with the Company’s suppliers; labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company; the outcome of customer negotiations and the impact of customer-imposed price reductions; the impact and timing of program launch costs and the Company’s management of new program launches; the costs, timing and success of restructuring actions; increases in the Company’s warranty, product liability or recall costs; risks associated with conducting business in foreign countries; the impact of regulations on the Company’s foreign operations; the operational and financial success of the Company’s joint ventures; competitive conditions impacting the Company and its key customers and suppliers; disruptions to the Company’s information technology systems, including those related to cybersecurity; the cost and availability of raw materials, energy, commodities and product components and the Company’s ability to mitigate such costs; the outcome of legal or regulatory proceedings to which the Company is or may become a party; the impact of pending legislation and regulations or changes in existing federal, state, local or foreign laws or regulations; unanticipated changes in cash flow, including the Company’s ability to align its vendor payment terms with those of its customers; limitations imposed by the Company’s existing indebtedness and the Company’s ability to access capital markets on commercially reasonable terms; impairment charges initiated by adverse industry or market developments; the Company’s ability to execute its strategic objectives; changes in discount rates and the actual return on pension assets; costs associated with compliance with environmental laws and regulations; developments or assertions by or against the Company relating to intellectual property rights; the Company’s ability to utilize its net operating loss, capital loss and tax credit carryforwards; global sovereign fiscal matters and creditworthiness, including potential defaults and the related impacts on economic activity, including the possible effects on credit markets, currency values, monetary unions, international treaties and fiscal policies; the impact of potential changes in tax and trade policies in the United States and related actions by countries in which the Company does business; the anticipated changes in economic and other relationships between the United Kingdom and the European Union; and other risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and its other Securities and Exchange Commission filings. Future operating results will be based on various factors, including actual industry production volumes, commodity prices and the Company’s success in implementing its operating strategy.

Information in this press release relies on assumptions in the Company’s sales backlog. The Company’s sales backlog reflects anticipated net sales from formally awarded new programs less lost and discontinued programs. The calculation of the sales backlog does not reflect customer price reductions on existing or newly awarded programs. The sales backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new programs, foreign exchange rates and the timing of major program launches.

The forward-looking statements in this press release are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

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